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[LOGO OF DOMINI SOCIAL INVESTMENTS]

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                      Domini Institutional Social Equity Fund

                      Semi-Annual Report (Unaudited)
                      January 31, 1999
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[LOGO OF DOMINI SOCIAL INVESTMENTS]


Dear Shareholders:

  We are pleased to report that for the 12 months ended January 31, 1999, the Domini Institutional Social Equity Fund rose 39.34%, while the Standard & Poor's 500 (S&P 500) rose 32.49%./1/ For the one year, five year, and since inception + period ended December 31, 1998, the Fund returned 33.98%, 25.01%, and 19.86% versus the S&P 500 which returned 28.58%, 24.04% and 19.39% for the same period.

Market Performance

  As a passively managed index fund, our fund attempts to reflect the performance of the market for U.S. equities that a socially responsible investor might invest in. During the past 12 months, our portfolio benefited from an investing public seeking companies with greater earnings predictability as the fiscal crisis that began in the Pacific Rim ricocheted around the globe and finally began to be felt by our own markets. We also benefited from our avoidance of much exposure to industries such as oil, chemicals, mining and heavy machinery stocks and emphasis on companies that are the beneficiaries of ever faster and lower cost technology.

  Although the year ended January 31, 1999 was an extraordinarily good one for investors, it included a particularly volatile period. From July 17, 1998 to August 31, 1998, the S&P 500 dropped 19.3%. During that same period, the Domini Institutional Social Equity Fund dropped 16.1%. The drop in the market did not last long. By November 23rd, the S&P 500 and the Fund were back up to the levels they had reached at the July peak. This market decline was the largest we have experienced since the Fund's inception, and we were pleased to see our Fund's relative performance.

Asset Growth

  Domini Social Investments, the Fund's management company, recently passed a milestone. This quarter, total assets under management grew to over $1 billion, making us the largest socially responsible no-load mutual fund family. We are pleased to report that the Fund's growth in assets reflects the growing market for socially responsible investments in general. A recent study issued by The Conference Board found that the assets managed in socially screened portfolios grew at a rate of 227% from 1995-1997, compared to only 84% for assets managed by all pension funds. Citing the Social Investment Forum, the Conference Board also reported that in 1997, $1.2 trillion, or 9% of the total investment assets under management in the U.S., are invested in portfolios engaged in some form of socially responsive behavior./2/

A Sustainable Economic System

  As social investors, we are happy with all of this good news, but are ever mindful that our goals go beyond maximizing total return. Together we are working to create a new context for corporate behavior: Sustainability. The hallmarks of a just and sustainable system include environmental stewardship, the meeting of basic human needs, equitable access to capital, democratic participation and a respect for diversity--the very things we look for in the companies in which we invest. While these may be lofty goals, we believe that it is the responsibility of every sector of society, including investors, to further them. All economic and financial decisions have societal implications, and the investments we make today will shape the world we live in tomorrow.

Social Change through Social Research

  Through our social screening process and our shareholder activism we are creating a world of information on the many ways corporate management teams make decisions that affect our lives. From information comes
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knowledge and positive change can only come through knowledge. By creating a market for corporate accountability information socially responsible investors are helping to shape a better future.

  Every six months, our report to shareholders provides me with an opportunity to review both new trends in the field of socially responsible investing, and our work within the industry. This year we are profiling twenty companies with particularly strong stock market returns for the year ended January 31, 1999. We choose to share these stories with you because at Domini Social Investments we are committed to delivering a double bottom line. We continuously strive to produce superior investment results, but we must never lose sight of our role in helping to create a just and sustainable world for tomorrow.

  Thank you for your continued support of the Fund and its ideals.

  Sincerely yours,

  /s/ Amy Domini
  Amy L. Domini


The performance information quoted represents past performance and is not indicative of future results. Return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
/1/ Average annual total return for the Domini Institutional Social Equity
    Fund for the five-year period and the period since inception (6/3/91) as of January 31, 1999 was 25.88% and 20.56%, respectively. (The Fund, which commenced operations on May 30, 1996, invests all its assets in the Domini Social Index Portfolio which has the same investment objectives as the Fund. Performance prior to commencement of operations is the performance of the Domini Social Index Portfolio adjusted for expenses of the Fund.) Average annual total return for the S&P 500 for the five year period and the period since the Fund's inception (6/3/91) as of January 31, 1999 was 24.22% and 19.62%, respectively. The S&P 500 Index is an unmanaged index used to portray the pattern of common stock movement based on the average performance of 500 widely held common stocks. An investment cannot be made directly in an index.
/2/ Conference Board Report: Press Release issued by The Conference Board,
    February 4, 1999.
    Unlike other mutual funds, the Fund seeks to achieve its investment objective by investing all of its investable assets in the Domini Social Index Portfolio, a separate portfolio with an identical investment objective. The Domini 400 Social Index is an index. An investment cannot be made directly in an index. Please obtain the fund's current prospectus by calling 1-800-762-6814, or online at www.domini.com. Signature Broker-Dealer Services, Inc., Distributor. 3/99
+ Performance prior to the Fund's inception (5-30-96) is the performance of the Domini Social Index Portfolio adjusted for expenses of the Fund.
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The following are brief social profiles of the top 20 performers in our port-
folio for the year ended January 31, 1999. It should be noted that while these firms' stock price experienced the highest gain over the year, these were not the top 20 companies driving the Domini Institutional Social Equity Fund's (the "Fund") performance. Because our portfolio is market-cap weighted, and this listing has not been corrected for market capitalization, some of the smaller firms on the list did not have as great an impact on portfolio perfor-mance as larger firms in the portfolio. The Fund's performance was affected by other holdings that under-performed those listed below. The percentage change for the year in each firm's stock price is indicated in parentheses.

  Dell Computer Corporation (305.6%) pioneered mail-order sales of computers in the 1980s, resulting in lower prices to consumers without a sacrifice of quality, and the innovative practice of building computers to customer speci-fications. The firm's Dell Foundation limits its giving primarily to the Aus-tin, Texas, area, reserving its contributions for programs affecting children and youth in grades K-12. The Foundation has funded a number of educational summer camps for children. In 1996, the foundation provided the CEDEN Family Resource Center with its entire wish list of school supplies needed for disad-vantaged children and their families. Dell is one of the sponsors of a non-profit group run by the National Association of Women Business Owners that certifies that businesses are women-owned, to make it easier for corporations and the government to identify legitimately women-owned businesses with whom to establish contracts. Dell belongs to a number of voluntary EPA programs, targeting reduced energy use in plants and office buildings, greenhouse gas reduction and municipal solid waste reduction. Dell reports that its newest facility, opened in April 1997, either reuses or recycles 90% of the solid wastes it generates each month. In the U.S., since 1996, Dell has operated an Asset Recovery Service, through which it will collect from its large corpo-rate, educational, or government customers outdated computers and take them to recycling services. In Europe, the company's Green Away program takes back any ecologically labeled computer from any customer for reuse or recycling.

  Providian Financial Corporation (213.7%) provides credit services, including credit cards and home equity loans, and deposit services, including money mar-ket deposit accounts and certificates of deposit for retail and institutional customers. The company's primary focus is to provide services to underserved middle- and low-income individuals, including the "unbanked" market, which consists of immigrants, individuals with a credit problem in the past, and the recently divorced or widowed. Providian is notable for its innovative charita-ble giving program. In 1997, Providian donated $5 million to improve day care in the state of New Hampshire, including provisions for an in-depth study of child-care needs. Providian Bancorp's First Deposit National Bank subsidiary received an "Outstanding" rating from the U.S. Office of the Comptroller of the Currency for its performance in community reinvestment. In June 1997, with the spin-off of Providian Bancorp as Providian Financial Corporation, Shailesh
J. Mehta, an Asian American, was named chief executive officer. In addition, two women and two minorities (including Mr. Mehta) serve on the company's ten-member board of directors. Providian provides the unusual employee benefit of a six-week paid sabbatical in addition to the approximately four and a half weeks off that employees may accumulate in a "time bank." Employees who have worked for the firm for six years are eligible for the sabbatical. The company has developed a computer database to serve its customers by mail and telephone and does not have local branches. A Providian employee talks with every poten-tial customer and customizes the credit card according to the person's afford-able interest rate and credit limit. According to a December 1997 Investor's Business Daily article, Providian's computer system has 100,000 card varia-tions to choose from. Following these procedures, the company's risk-adjusted return (the return after credit losses) is reportedly substantially higher than the industry average.

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  Charles Schwab Corporation (186%) provides discount brokerage services, fo-
cusing on the small investor. Schwab has pioneered the development of products in the discount brokerage industry. In FY 1997, the company and its foundation donated 1% ($3.23 million) of average trailing three-year net earnings before taxes (NEBT) to over 500 nonprofit organizations. Approximately half of its cash giving through its foundation is in the form of grants matching employee contributions, contributing two dollars for every dollar an employee donates. Schwab has adopted an elementary school in the Haight-Ashbury neighborhood where approximately 20 of its employees volunteer as tutors. The company makes an annual award (a $5,000 grant to a nonprofit agency of the employee's choice) to an employee for exceptional volunteer activities. The company has made notable progress in the promotion of women and minorities, particularly to line positions with profit-and-loss responsibilities within the corpora-tion. One woman serves among the company's five senior line executives. She is one of the five highest paid officers at the company. As of 1997, approxi-mately 22% of the company's 80 senior vice presidents were women. One woman serves on the company's ten-member board of directors. Schwab has notably pro-gressive policies on gays and lesbians in the workplace, and was among the first in the country to adopt a benefits policy including health care for the domestic partners of its employees. Since 1993 the company has a diversity taskforce which has provided training to all managers. Since that time, sev-eral internal employee affinity groups have formed, including ones for gay men and lesbians, Hispanic Americans, and African Americans. The firm holds monthly seminars on work/family issues for its employees. The company permits employees to contribute a portion of accrued vacation or sick-leave time to employees with life-threatening illnesses. Employees with terminal illnesses may obtain up to $50,000 of the value of their life insurance policy. In FY 1997, the company granted a total of one million stock options to all non-of-ficer employees, and reports that it expects to make similar grants annually. A May 1997 Investor's Business Daily article reported that the company's em-ployee turnover rate was well below the industry norm.

  Novell Inc. (181%) develops and markets computer software and applications, including networking systems, operating systems, word processing and spread-sheet products, database products, and connectivity hardware. A December 1993 New York Times article credited the company with starting the annual Silicon Valley "Food Bowl," in which companies collect food and money for the Second Harvest Food Bank. The company is a strong supporter of food drives. One woman serves on the company's eight-member board of directors. Prior to 1997, Mary
M. Burnside was chief operating officer for the firm and was one of the company's seven senior line executives. The company offers health benefits to same-sex domestic partners of its employees. Novell has long had a cash bonus program for all employees. In December of each year, the firm makes a cash award of between 3% and 14% of salary, depending on firm performance and on manager evaluations. Since 1995 the bonus has been tied to division perfor-mance, rather than overall corporate performance. Novell grants the vast ma-jority of new employees substantial numbers of stock options when they join the firm. The company's retirement benefits are covered by a 401(k) savings plan through which the firm matches 100% of employee contributions up to 4% of base compensation. In addition to more conventional recycling programs, Novell recycles obsolete software manuals and cleans up obsolete diskettes and do-nates them to local schools. In 1995 the company donated software it estimates was worth $250,000 to the World Wildlife Fund to link its offices worldwide. We are concerned by recent workforce reductions, including a 17% reduction in 1997, and reductions of 6% and 17.5% in 1995 and 1994, respectively, following acquisition of the company's WordPerfect and Quattro Pro business.

  Cisco Systems, Inc. (162.5%) develops and markets internetworking systems that connect and man-

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age communications among local and wide area computer networks. Cisco has adopted the Costano elementary school in the economically disadvantaged neigh-borhood of East Palo Alto, California. Through 1995 it had contributed $120,000 in products and services to this predominantly nonwhite school, in-cluding the establishment of a computer lab. It has also worked with the Glide Memorial Church in San Francisco to enable the homeless to have employment in-formation through the Internet. In 1995, fifty schools whose applications showed the ability to support and implement an internetworking site received approximately $10,000 in equipment, service, and training. The firm encourages volunteerism by matching employees' contributions of either time or money to nonprofit organizations. In FY 1996, the firm placed approximately 7.7% of its subcontracted purchases for goods and services with women-owned and minority-owned firms (KLD's threshold for a "strength" in this area is 5%). In January 1998, Fortune magazine listed Cisco as one of "The 100 Best Companies to Work for in America." Family-oriented benefits offered by the firm include flextime work schedules, a flexible spending account with a child care option, resource and referral services for dependent care and health benefits to same-sex do-mestic partners. Employees on maternity leave receive disability pay for a pe-riod in addition to the unpaid three months of federally mandated maternity leave. The company grants stock options to all employees when hired. Cisco holds a monthly breakfast meeting where current CEO, John Chambers, a strong advocate of teamwork and open communication, is available for questions from employees. There is an open door policy for communication with management, and executive offices, including the CEO's, are no more elaborate than the spartan arrangements throughout the company. All executives fly coach class. There are no reserved parking spaces for executives at the company's headquarters. As of April 1996, Cisco reported that it recycled approximately 225 tons of paper, corrugated containers, aluminum, and glass each year. All the stationery it purchases has 100% recycled content.

  Egghead.com, Inc. (149.5%) is a specialty retail company selling personal computer software, hardware, and related products. In 1995 the company ex-tended full medical and dental benefits to the domestic partners of their gay and lesbian employees. While praising this notably progressive policy, we are concerned by the firm's lack of women on its eight-member board of directors or among the company's six senior line executives. In addition, we are con-cerned by the company's 49% workforce reduction between 1995 and 1997, and in-adequate retirement benefits. Egghead has an extensive office recycling pro-gram, and encourages software manufacturers to reduce product packaging.

  The Gap, Inc. (148.1%) operates apparel specialty stores under the brand names The Gap, GapKids, babyGap, Banana Republic, and Old Navy Clothing. The Gap Foundation has made contributions to AIDS programs, programs focusing on low-income youth and families, after school computer literacy programs, and to the San Francisco Women's Centers, and has been a strong supporter of environ-mental campaigns. The Gap strongly supports its employee volunteer programs, allowing five hours of paid company time each month for an employee to do vol-unteer work if the employee also volunteers five hours of his or her own time. Many of the company's top executives are active in volunteer activities, work-ing, for example, in meal kitchens for the homeless, and schools in economi-cally disadvantaged neighborhoods. In 1995 the company extended full medical and dental benefits to the domestic partners of its gay and lesbian employees. The company includes AIDS education in its employee training programs. There are no women or minorities among the firm's six senior line executives, al-though several women hold noteworthy line management positions. In 1997 the company reported that of 27 vice presidents, eight were women. In addition, women hold a substantial percentage of the regional and zone vice president positions at the firm. The firm offers a number of family oriented benefits, including a flexible spending account with dependent care options, prena-

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tal counseling, gift certificates for new parents at babyGap, and flextime schedules at corporate headquarters. The company has implemented a new ap-proach to managing its contracting relationships, incorporating environmental design, including the use of certified wood, into new construction. In 1998 the company told KLD that it does not allow animal testing of any of its per-sonal care products or their raw ingredients. The Gap has permitted indepen-dent monitoring of its vendors in Central America, although the firm has not yet extended this program to other areas. Kinder, Lydenberg, Domini & Co.,
(KLD), the Fund's adviser on social screening, has written the company on be-half of Domini Social Investments, requesting information about the allega-tions in recent lawsuits concerning labor conditions at contract-supplier fac-tories in the Northern Mariana Islands, and we will be watching their progress closely.

  Tele-Communications, Inc. (TCI) (140.6%) Note: Effective March 10, 1999, TCI was removed from the Portfolio due to its acquisition by AT&T. TCI builds, owns, and operates cable television systems, and provides satellite-delivered video entertainment, information and home shopping programming services. In 1996 the company announced the formation of an educational subsidiary to pro-vide educational programming to schools. From 1989 through 1996, the company had donated approximately $40 million in programming, computer connections, and teacher training in schools around the country. In 1995 TCI contributed approximately $960,000 to provide scholarships for 400 master teachers to at-tend technology seminars at its newly created J. C. Sparkman Center for Educa-tional Technology. Also in 1995, the company committed an additional $20 mil-lion to provide satellite connections for 10,000 schools that do not have ac-cess to cable. No women or minorities serve on the company's ten-member board of directors or among its five senior line executives. In 1995 the company in-itiated a diversity recruitment program and hired 15 minority and women manag-ers. It is also a sponsor of Inroads International and the Denver Coalition for Diversity. Family benefits include a maternity/paternity leave of three months, also available to parents who adopt a child. Employees receive a per-centage of their salary up to 100% while on leave, depending on length of service. The company also provides child-care resource and referral services.

  Sun Microsystems, Inc. (140%) develops and manufactures computer workstations, network servers, and operating systems software. Sun is a large supporter of programs for the economically disadvantaged, and has made grants over the past few years to a program for homeless youth in San Jose, a train-ing program for health technicians in Andover, Massachusetts, a role model program for at-risk youths in San Jose, California, and a Lowell, Massachu-setts, small business development agency. As an alternative to established charities, Sun allows employees to donate to non-traditional charitable orga-nizations of their choice through payroll deductions. Sun is a major supporter of Career Beginnings, a program intended to help underachieving minority stu-dents do better in school. The Sun Microsystems Foundation has provided funds to Merrimack College to provide mentors and counselors to at-risk eighth-grade students as part of an effort to lower a local high school's high dropout rate. In 1996 the company pledged $1 million for in-kind donations over three years for programs to connect elementary and secondary schools to the Internet. The company was one of the first to extend its matching gifts pro-gram for employees to workers outside the U.S. In 1995 the firm introduced volunteer service opportunities in its overseas locations, and from 1995 to 1996, Sun reported that participation increased 40% to 2,300 volunteers.

  The firm has notably progressive policies on gays and lesbians in the workplace, including health benefits to same-sex domestic partners of employ-ees. In 1996, Business Ethics magazine ranked Sun Microsystems 5th among the 10 best companies for gay men and lesbians. The company maintains an internship/job-training program jointly with Opportunities Industrialization Center West, a job training or-

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ganization for the economically disadvantaged. All of Sun Microsystem's em-
ployees are eligible for cash profit sharing, based on salary and individual and company performance measures. The firm has a reputation for openness and humor in its employee relations, including an annual prank played on a senior executive by the company's engineers: in 1990 CEO Scott McNealy's office was turned into a miniature golf course. Sun's environmental efforts include the recycling of 60% of its office and manufacturing solid waste annually, a "de-sign for the environment" program that addresses recyclability in product de-sign, environmental criteria for vendors, and an energy efficiency program called "SMART office" that turns off electrical devices when not in use. In 1997 the company reported that its asset recovery program (for product trade-ins and obsolete equipment) recycles close to 99% of all material collected by melting components to recover gold, platinum, and silver, recovering generic components, and recycling shipping materials. In 1997 the EPA gave the firm its Energy Star Award.

  Microsoft Corporation (136.1%) develops and markets operating systems, ap-plications software, hardware, and manuals for personal computers. In FY 1997, the company donated 0.58% ($14 million) of average trailing three-year net earnings before taxes (NEBT) to charity. The company also reported making in-kind donations it valued at $45.17 million. A major focus of the company's charitable giving is to establish computer services in public libraries and schools. The company also donated $17 million in computer technology to human services organizations. Among such grants in 1996 and 1997, Microsoft donated software to Focus: HOPE, an organization that trains economically disadvan-taged individuals to become technicians and engineers. Among Microsoft's com-bined cash and in- kind contributions in 1996 were a donation of $10.1 million in software to the United Negro College Fund, $3 million for a pilot online service in public libraries, and $100,000 to Boston's Computer Museum for its after-school programs for inner-city youth. In the last several years, the company has increased its charitable giving. A 1994 Corporate Philanthropy re-port characterized Microsoft as a late but significant supporter of the North-west AIDS Foundation. The company also generously supports Trust for Public Land, a nonprofit organization involved in land conservation. Microsoft, along with some other technology companies, has been criticized for overvaluing product donations by using suggested retail prices, which are far above what charities normally pay for retail products. KLD, on behalf of Domini Social Investments, has recently written to Microsoft, asking the firm to take a more prominent leadership role in community affairs and charitable giving. In addi-tion, we are closely following the federal government's antitrust suit against the company, and will be re-evaluating the firm upon the suit's conclusion.

Microsoft makes extensive use of stock options as an incentive for rank and file employees. A 1992 study found that of 11,000 Microsoft employees at that time, 3,400 had become millionaires through their stock holdings. A 1997 sur-vey by Careers & the disABLED magazine ranked Microsoft ninth among 50 compa-nies with the best reputation for employing and accommodating the disabled. In 1996 the company was ranked second. The firm was one of the first major U.S. corporations to offer health benefits to same-sex domestic partners of employ-ees. One woman serves on the firm's eight-member board of directors. Although there are no women or minorities among the firm's nine most senior line execu-tives, Microsoft has developed a reputation as a meritocracy in which women can be promoted in technical areas, areas often dominated by men in the indus-try. A June 1996 Fortune magazine article reported that approximately 32% of Microsoft's domestic employees are women. In 1995, 21% of the company's tech-nical hires were women, while only 14% of women nationwide graduated as com-puter science majors. The firm also offers generous adoption benefits that go beyond Federal requirements.

  Lowe's Companies, Inc. (131.5%) operates retail building supply centers. In recent years, Lowe's has substantially expanded the size of its stores, shift-

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ing its customer focus from contractors to do-it-yourself home repairers. In
1993 Lowe's was among the founders of the nonprofit Home Safety Council. The company does cause-related marketing around the issue of home safety and has supported community efforts such as fire safety houses operated by local fire departments. The company is a member of the Home Improvement Industry's Af-fordable Housing Coalition. Two women serve on the company's 12-member board of directors, one of whom is African- American. In January 1998, Lowe's was included on Fortune magazine's list "The 100 Best Companies to Work for in America." Lowe's was also mentioned in the 1993 book of the same name, which praised the company's job security, opportunities for advancement, and commit-ment to employee ownership. For many years, Lowe's has offered a profit-based employee stock ownership (ESOP) retirement plan. As of January 1997, this plan was the second-largest shareholder and held 12.8% of the company's stock. Lowe's competes on an "everyday low price" strategy. In October 1995, Lowe's ranked sixth in Business Week magazine's list of the Top Ten Non-acquirers in the U.S., which described the business strategy as one of replicating the originally successful model for operations rather than relying on acquisition of, or diversification into, other businesses. As part of the firm's focus on customer service, Lowe's CEO discusses improvements and customer requirements with a group of randomly selected customers every month over dinner.

  Micron Technology, Inc. (130.7%) manufactures and markets semiconductors, flash memory, personal computers and printed circuit boards. The company's charitable activities focus on education. In 1994 the company pledged a $6 million matching donation for construction of a new college of engineering at Boise State University. The company has also supported secondary-school educa-tion initiatives both in Boise, Idaho, and in rural regions of the state. The company promotes community involvement initiatives by its employees. In 1997 these included building a house for a low-income family. Micron's generous profit sharing plan pays a quarterly cash bonus consisting of 10% of after-tax profits to all employees who have worked with the firm for at least six months. The firm distributes the first $500,000 of this cash profit sharing equally among employees, and the remainder is distributed as a percentage of compensation. The company also pays an additional amount to employees every six months based on the company's return on equity and the employee's individ-ual performance. Employees accept a lower base pay than that of their peers at similar companies, but by limiting payroll the company can theoretically limit layoffs in bad times in this notoriously cyclical industry. Family benefits provided by the company include maternity and paternity leave, adoption leave, phase-back for new mothers, flextime, and job-sharing. In September 1997, the EPA gave Micron Technology its Evergreen Award for Pollution Prevention, praising Micron's efforts to recycle and reuse water consumed in its semicon-ductor manufacturing processes. The company also reported that it had replaced solvent- based cleaning processes with nonpolluting water-based processes. In 1997 the company's manufacturing facilities were awarded ISO 14001 certifica-tion, based on its environmental programs. There is room for improvement in the firm's record on diversity, with no women or minorities on its eight-mem-ber board of directors or among its seven senior line executives.

  Apple Computer, Inc. (122.6%) Since its founding in the mid-1980s, Apple has been one of the most innovative companies in the computer industry. In 1997 four Apple products received the annual Business Week magazine awards for in-novative design. From 1993 through 1997 Apple received more (14) of these Business Week awards than any other U.S. corporation. In 1997, due to finan-cial difficulties, Apple eliminated most of its community affairs department, and reduced its number of permanent employees by 36%. Historically, the company's charitable giving had been notably innovative, including computer donation programs to schools, adult literacy programs, AIDS research and edu-cation, and programs for the disabled. In 1995 the company gave $1.5 million to the Public Broadcasting service com-

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munity-based training of parents and child care providers. Apple had also in-
vested in public/private affordable housing partnerships. Its donations to primary education had been particularly strong. In 1997 it awarded $1 million in equipment and training to ten schools and ten colleges. According to the Corporate Philanthropy Report newsletter, the company's education grants may survive the cutbacks. Apple was ranked fourth among 50 companies with the best reputation for employing and accommodating the disabled. The firm has notably progressive policies towards its gay and lesbian employees, and, in 1993, be-came one of a limited number of U.S. firms to offer health benefits to same-sex domestic partners of employees. In 1994 the firm refused to change its policies toward gays and lesbians, despite local protests challenging its siting of a plant in Texas. Apple has had a strong record on promoting women to positions of considerable authority among its senior executives, although there are no women on the company's six-member board of directors or among the company's five senior line executives. Apple's diversity efforts focus on dis-ability initiatives, personal and professional development, diversity train-ing, recruiting a diverse work force, and identifying business opportunities in minority markets. The company reduced its toxic emissions by 97% between 1988 and 1992 and was one of the first companies to design computers to con-sume less energy. In November 1996, Apple announced that it would no longer do business with government agencies of Burma, partially in response to activists protesting the human rights policies of that country's government and the de-cision of the State of Massachusetts to cease contracting with companies doing business with Burma.

  Xilinx, Inc. (122.4%) designs, develops, and markets CMOS (complementary metal-oxide-silicon) programmable logic devices and related software for com-puters. Xilinx originated the idea of a customer-programmable integrated cir-cuit and pioneered the field programmable gate array (FPGA) market in 1984. As of 1996, it controlled approximately 72% of the FPGA market. Family benefits offered by the company include maternity, paternity and adoption leave, depen-dent care and resource referral, flextime, and job sharing. All employees par-ticipate in the firm's profit sharing plan. Payments are made quarterly. The first 50% of the payments are divided equally among all participants and the other 50% are divided proportionately based on salary. In FY 1996, approxi-mately 1.2% of profits were distributed to employees. The company distributed approximately $1.2 million to employees in 1995 and $1.4 million in 1994 under this program. Like many smaller, relatively young, high-tech firms, Xilinx of-fers stock options to all employees when they join the firm. New hires receive options proportional to their salary level. Additional options may be granted in conjunction with annual job performance reviews. In late 1996, it adopted a policy under which the firm would make contributions if it achieved certain financial targets. Unlike many other Silicon Valley high-tech companies, Xilinx deliberately cultivates a non-confrontational management style.

  Allergan, Inc. (118.9%) develops, manufactures, and markets specialty phar-maceuticals for eye diseases, skin care, and neuromuscular disorders, surgical products, and other optical contact lens products. The company has made nota-ble progress in the promotion of women and minorities, particularly to line positions with profit-and-loss responsibilities within the corporation. As of 1996 the company had a formal mentoring program for high profile managers that included women and minorities. Family benefits include flextime and sports and workout facilities for all employees. Allergan publishes a biennial environ-mental report, and reported that from 1991-96, it reduced its use of ozone de-pleting compounds by 98%. The company is currently eliminating the use of CFCs in facility air conditioning worldwide. In addition, it has a goal of elimi-nating CFC-11 and CFC-12 use by the year 2001. The firm's environmental prod-uct design program aims to eliminate or minimize the use of hazardous waste in all products or processes. In 1994 the company instituted an Environmental Achievement Award to recognize innovative environmental efforts by employees. As of

1997, two of Allergan's manufacturing facilities had received the EN/ISO 14001 certification, a global standard for environmental management systems. As of August 1998, animal rights groups were targeting the company for testing per-sonal care and household products on animals. In 1998 the company told KLD that it used animal testing during the development of medical products, that such tests are necessary for human safety and to continue innovative product development, and are legally required under FDA regulations. The company makes skin care products which many animal rights supporters consider to be cosmet-ics, which are not required to be tested on animals, unless they make thera-peutic claims. The company told KLD that it is actively pursuing alternatives to the use of laboratory animals.

  Wal-Mart Stores, Inc. (114%) is a general retailer operating throughout the U.S. As of early 1997, Wal-Mart operated 2,311 Wal- Mart general merchandise stores, 433 Sam's wholesale clubs, and 33 distribution centers. The company has a reputation as one of the best-managed larger U.S. companies. It prides itself on its low prices and superior customer service, and pioneered the re-tail concept of "everyday low prices." Wal-Mart does not disclose its level of charitable giving. According to Corporate Philanthropy Report, in 1996 the firm donated $81 million to charity, including $2.5 million annually to an Economic Development Grant program to help local communities attract new busi-nesses. Its giving program focuses on the United Way, the Children's Miracle Network, and scholarship programs. In 1996 the company raised $14.3 million for the Children's Miracle Network. The company matches employees' charitable donations up to $2,000. As of early 1997, over 600 college students had re-ceived four-year $20,000 scholarships under the firm's scholarship fund pro-viding support to college students majoring in science and technology. In 1996 it made $12.8 million in scholarship grants. The firm's Volunteerism Always Pays program will donate $100 to organizations with which employees spend 15 hours of volunteer time within a three-month period. Wal-Mart's primary busi-ness strategy has been to locate its stores in rural areas near small towns. Its remarkable success, which often comes at the expense of small shop owners in these towns, has prompted much debate. Critics of the company argue it is responsible for a decline in vitality of these towns and have often fiercely opposed Wal-Mart's plans to build stores. The company argues that it is pro-viding a valuable service (goods at a low cost) and local jobs.

  Domini Social Investments has filed shareholder resolutions with the company concerning its diversity record. In 1996, after two years of resolutions, Wal-Mart committed itself to improve its equal employment opportunity record and the information it shares with the public. For competitive reasons, Wal-Mart did not agree to release its EEO-1 data (a confidential report companies must file with the U.S. Equal Employment Opportunity Commission). However, at the annual meeting Wal-Mart's chair publicly affirmed the company's commitment to diversity, including its board. Two women and three minorities (one African-American and two Hispanic-Americans) serve on the company's 15-member board of directors. To increase promotion of women and minorities, Wal-Mart has under-taken a number of initiatives including training and career development pro-grams, internships, a mentoring program, and recruitment. A 1997 survey ranked Wal-Mart first among 50 companies with the best reputation for employing and accommodating the disabled. Wal-Mart has been working since 1993 to increase its business with minority owned companies, and in October 1997, Wal-Mart en-tered a $72.5 million revolving line of credit agreement with a consortium of minority-owned banks assembled by Gateway Bank, an African-American owned bank based in Missouri. The 1993 book "The 100 Best Companies to Work for in Ameri-ca" praised Wal-Mart for its friendly culture, opportunities for advancement, and strong employee identification with its image. The firm has cash profit sharing at virtually all levels, even for part time personnel. Until 1997, Wal-Mart was one of the largest employers in the U.S. not to have a retirement savings plan for employees, relying on its profit sharing plan. As of 1997, the company added a 401(k) plan and now makes cash contributions to employee savings plans annually, with no required employee match. According to an August 1997 Wall Street Journal article, of Wal-Mart's 30,000 managers, ap-proximately 60% were formerly hourly workers. In 1996, Wal-Mart completed its third "environmentally friendly" store, designed to use half the energy of a typical store, environmentally friendly materials in its construction and use CFC- free air conditioning and solar-powered signs. KLD has written to Wal-Mart, on behalf of Domini Social Investments, concerning the recent lawsuit filed on behalf of workers in Saipan, in the Northern Mariana Islands. We have also recently joined with other concerned investors in an additional letter to the company requesting a meeting to discuss several open issues with share-holder activists concerning the firm's social performance.

  Comcast Corporation (112.5%) provides electronic retailing services and de-velops, manages, and operates cable and cellular communications systems. The company holds equity interests in Sprint PCS, Teleport Communications, and Primestar Partners. Comcast supports and participates in Cable in the Class-room, an industry-sponsored program that provides free cable access, program-ming, and support materials. The company delivers 540 hours of commercial-free programming to public secondary schools. In May 1997, the company committed to providing one million hours of access to the Internet via cable modems for more than 250 libraries in 20 states. Comcast has also committed, at no charge, to install a high-speed cable modem and provide basic Internet service in each elementary school and secondary school in the company's service area. The company has developed a K-12 web site that features links to over 500 of the best education sites on the Internet. Comcast also participates in MercerNet, an interactive wide-area fiber optic network developed by the com-pany and an educational consortium in Mercer County, New Jersey, linking the county's public school districts, community colleges, local science center and public libraries with each other. The company's Comcast Cellular Communica-tions subsidiary participates in the "ClassLink" initiative, which allows teachers and staff of schools to call parents and emergency services using cellular phones. In 1996 Comcast cellular raised $285,000 for the Ronald Mc-Donald house program for families with seriously ill children in Philadelphia, and the company's majority-controlled QVC subsidiary worked with the Fashion Footwear Association of New York to raise $1.2 million for breast cancer re-search and education. In November 1997, the Philadelphia Commission on Human Relations named Comcast the recipient of its Corporate Responsibility Award for working with the City to create a rowing camp targeted to minority and in-ner-city youth. Along with other cable firms, Comcast participates in activi-ties sponsored by the Kaitz Foundation, which promotes training of women and minorities for positions in the industry. In May 1997, the company's chair of the board of directors, Ralph J. Roberts, received the Whitney Young Award from the Urban League of Philadelphia in recognition of his support for equal rights and equal opportunity.

  Granite Construction Inc. (107.8%) is a civil construction company that works on infrastructure projects for the public sector and site preparation for the private sector. In 1995 Granite formed a partnership with the City of Sacramento, California, and a local developer to reclaim the land on one of the company's former quarries, resulting in the construction of a four-mil-lion-square-foot office park and 120 acres of green space reserved for recre-ation, ballparks, and golf. One woman serves on the company's eight-member board of directors. Women in senior staff positions include the firm's vice president and treasurer. In January 1998, Granite was included on Fortune magazine's list "The 100 Best Companies to Work for in America." The company encourages each branch office to be actively involved in the communities in which they are located. As of December 1997, Granite's non-union hourly and salaried employees owned 30% of the company through an employee stock owner-ship plan (ESOP). The company emphasizes training for all employees and has historically promoted from within the organization.

As part of its contracting business, Granite is involved in numerous environ-mental remediation projects that include moving and processing contaminated soils associated with underground storage tanks or landfills. In October 1992, Granite was the first construction company to win the Malcolm Baldridge Na-tional Quality Award in the small business category. Congress established the award in 1987 to honor companies that have demonstrated world- class quality in the way they conduct their business and achieve customer satisfaction.

  Solectron Corp. (106.8%) provides electronics manufacturers with various services, including complex printed circuit boards, the testing and assembly of electronic systems, materials management, and turnkey manufacturing manage-ment. Solectron is a member of the Santa Clara Valley Manufacturing Group, a group consisting of executives from companies in the Silicon Valley dealing with community problems including transportation, housing and education. The company also supports the Asian Law Alliance, an organization providing legal counseling to individuals with housing, immigration, domestic violence, and civil rights problems. Five out of the company's eight senior line executives, including the firm's CEO, are Asian-American, including two women. Two Asian-Americans (including the CEO) serve on the company's ten-member board of di-rectors. The firm has a remarkably diverse workforce, reporting approximately four dozen languages and dialects currently spoken in the workplace. All em-ployees are eligible for the company 's worldwide program for awarding quar-terly cash bonuses on the basis of productivity and quality. The company's re-tirement benefits are covered solely through a 401(k) savings plan through which the firm matches a portion of employee contributions. For employees who make less than $30,000, the firm generously matches 50% of contribution up to 6% of base compensation. As part of a 1992 settlement with local regulators concerning two California facilities, the company agreed to accelerate its plans to eliminate the use of ozone-depleting Freons and to install controls to reduce by 90% its emissions of volatile organic compounds at these plants. Solectron has since phased out all uses of Freons, as well as volatile organic compounds, in its cleaning processes for electronic circuit boards at its Milpitas plant. The company has formal waste reduction programs at the plant, and also recycles shipping, packaging, and soldering materials. It is working toward implementing its California environmental standards throughout its op-erations worldwide. In July 1998, the company told KLD that it had no accruals for environmental remediation. In 1997 and 1991 Solectron won the Malcolm Baldridge National Quality Award in the manufacturing category. In 1996 it won a quality award from the State of North Carolina, and in 1998, the Malaysian Prime Minister's Quality Award. The firm uses Japanese manufacturing tech-niques, including just-in-time manufacturing, statistical process control, and continuous flow manufacturing. Line workers have the authority to shut down assembly lines if they believe quality standards are not being met.

  American Power Conversion (100%) manufactures and markets uninterruptible power supply products, electrical surge protectors, and associated products for use with computers and workstations. The firm concentrates its charitable giving in Rhode Island, making gifts primarily through in-kind product dona-tions. Originally a strong supporter of the Rhode Island economy, the firm has recently changed course and expanded its operations overseas. In mid-1997, the company told KLD that it donated primarily to the educational community. It is an active sponsor of Tech Corps, an initiative to bring technology into the public school system, and has donated products, money, and expertise to this effort in Rhode Island. The company is also involved in SMILE, a science and math club formed for low income minority children. As of February 1998, em-ployees held 5.1% of the company's stock through its non- contributory Em-ployee Stock Ownership Plan. The company's uninterruptible power supply prod-ucts contain a rechargeable battery and a battery charger. The company pro-vides information on battery recycling, trains its re-sellers on battery recy-cling and recycles batteries that its customers send back to them. The com-pany recycles 100% of the hot water used during manufacturing processes. The company is ISO 9000 certified and its manufacturing facilities in the United States and Galway, Ireland, are ISO 9002 certified. ISO is an international quality standards certification organization.

  As of January 31, 1999, the companies listed above represented the following proportions of the Domini Social Index Portfolio (DSIP): Dell Computer: 2.22%, Providian Fin'l: .25%, Charles Schwab: .49%, Novell: .12%, Cisco Systems:
3.07%, Egghead.com: .01%, The Gap: .64%, Tele-Communications, Inc.: .64%, Sun
Microsystems: .74%, Microsoft: 7.60%, Lowe's Companies: .36%, Micron Technolo-gy: .29%, Apple Computer: .10%, Xilinx: .10%, Allergan: .09%, Wal-Mart Stores:
3.37%, Comcast: .44%, Granite Construction: .01%, Solectron: .18%, American Power Conversion: .08%. The composition of the DSIP is subject to change.

  Past performance is no guarantee of future results. Performance of individ-ual stocks is not necessarily representative of performance of the portfolio as a whole, which is made up of 400 companies. Return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Unlike other mutual funds, the Domini Social Equity Fund invests all of its investable assets in the DSIP, which is a separate portfolio with an identical investment objective.

  Please obtain the Fund's current prospectus which includes charges and ex-penses, by calling 1-800-762-6814 or online at www.domini.com. Read it care-fully before investing or sending money. Signature Broker Dealer Services, Distributor.

                    COMPARISON OF $10,000 INVESTMENT IN THE
            DOMINI INSTITUTIONAL SOCIAL EQUITY FUND AND S&P 500/1/

                              Dollars (thousands)


                  6/30/91           10                10

                  10/30/91          10.59134          10.67656
                  1/31/92           11.26964          11.20443
                  4/30/92           11.26964          11.45136
                  7/31/92           11.80416          11.8094
                  10/31/92          12.07098          11.74513
                  1/31/93           12.89376          12.39685
                  4/30/93           12.62491          12.52083
                  7/31/93           12.98598          12.8416
                  10/31/93          13.6461           13.50023
                  1/31/94           13.94968          13.99337
                  4/30/94           13.2057           13.18614
                  7/31/94           13.36719          13.50286
                  10/31/94          13.85207          14.02062
                  1/31/95           13.97643          14.05953
                  4/30/95           15.20832          15.47674
                  7/31/95           16.72338          17.01578
                  10/31/95          17.41034          17.71574
                  1/31/96           18.85141          19.49132
                  4/30/96           19.48813          20.1598
                  7/31/96           19.10401          19.83869
                  10/31/96          21.23331          21.98457
                  1/31/97           24.04361          24.63018
                  4/30/97           24.88223          25.21475
                  7/31/97           29.59193          30.15839
                  10/31/97          28.4909           29.05178
                  1/31/98           31.38037          31.24764
                  2/28/98           33.71             33.493
                  3/31/98           35.119            35.212
                  4/30/98           35.321            35.578
                  5/31/98           34.692            34.959
                  6/30/98           36.503            36.379
                  7/31/98           36.32             35.992
                  8/31/98           30.974            30.781
                  9/30/98           32.978            32.753
                  10/31/98          35.869            35.417
                  11/30/98          38.231            37.564
                  12/31/98          41.176            39.728
                  1/31/99           43.726            41.389




Past performance is not predictive of future results.
                ---------------------------
                      Average Annual
                       Total Return
                ---------------------------
                 1 Year Ended        39.34%
                    1/31/99
                ---------------------------
                 5 Years Ended       25.88%
                    1/31/99
                ---------------------------
                Inception (6/31/91)  20.56%
                  to 1/31/99/2/
                ---------------------------



/1/ The performance information in this chart represents past performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The S&P 500 is an unmanaged index used to portray the pattern of common stock movement based on the average performance of 500 widely held common stocks. The index does not pay expenses.
/2/ The Domini Institutional Social Equity Fund, which commenced operations on May 30, 1996 invests all of its assets in the Domini Social Index Portfo-lio which has the same investment objectives as the Fund. Performance prior to commencement of operations is the performance of the Domini So-cial Index Portfolio adjusted for expenses of the Fund.

DOMINI SOCIAL INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
January 31, 1999 (unaudited)
--------------------------------------------------------------------------------

Issuer                                                     Shares     Value
------                                                     ------     -----

Apparel -- 0.2%
  Brown Group, Inc. ......................................   2,500 $     40,156
  Hartmarx Corporation (b)................................   5,500       27,500
  Liz Claiborne, Inc. ....................................  10,400      397,800
  Oshkosh B'Gosh..........................................   2,600       41,275
  Phillips-Van Heusen Corporation.........................   4,200       26,513
  Reebok International Ltd. (b)...........................   9,000      133,875
  Russell Corporation.....................................   5,800      114,188
  Springs Industries, Inc. ...............................   2,900      121,075
  Stride Rite Corporation.................................   7,400       73,075
  Timberland Company (The) (b)............................   1,800       81,000
  V. F. Corporation.......................................  20,000      852,500
                                                                   ------------
                                                                      1,908,957
                                                                   ------------
Banking -- 5.3%
  Banc One Corporation.................................... 197,685   10,353,752
  BankBoston Corporation..................................  49,700    1,835,794
  Bankers Trust New York Corporation......................  15,900    1,383,300
  Fifth Third Bancorp.....................................  44,825    3,067,711
  Mellon Bank Corporation.................................  43,900    2,941,300
  Morgan (J.P.) & Co. Incorporated........................  29,600    3,122,800
  PNC Bank Corp. .........................................  50,700    2,595,206
  SunTrust Banks, Inc. ...................................  53,700    3,782,494
  Synovus Financial Corp. ................................  44,750    1,118,750
  US Bancorp.............................................. 122,800    4,136,825
  Vermont Financial Services Corp. .......................   1,800       54,000
  Wachovia Corporation....................................  34,000    3,013,250
  Washington Mutual Inc. ................................. 100,202    4,208,484
  Wells Fargo & Company................................... 273,000    9,537,938
                                                                   ------------
                                                                     51,151,604
                                                                   ------------

Issuer                                                     Shares     Value
------                                                     ------     -----

Commercial Products & Services -- 1.9%
  Angelica Corporation....................................   1,300 $     19,581
  Avery Dennison Corporation..............................  19,400      959,088
  Bemis Company, Inc. ....................................   8,400      285,600
  Cintas Corporation......................................  17,700    1,346,306
  Deluxe Corporation......................................  13,400      477,375
  DeVry Inc. (b)..........................................  11,600      341,475
  Donnelley (R.R.) & Sons Company.........................  22,700      855,506
  Ecolab Inc. ............................................  21,500      833,125
  Harland (John H.) Company...............................   4,900       68,294
  Herman Miller, Inc. ....................................  14,300      270,806
  HON Indudstries Inc. ...................................   9,800      199,675
  Ikon Office Solutions...................................  22,600      361,600
  Interface Inc. .........................................   8,300       85,594
  Kelly Services, Inc. ...................................   6,075      168,581
  Moore Corporation.......................................  14,300      165,344
  National Service Industries, Inc. ......................   6,700      229,475
  New England Business Service, Inc. .....................   2,300       76,044
  Pitney Bowes Inc. ......................................  45,800    3,151,613
  Sealed Air Corporation..................................  13,900      737,569
  Sonoco Products Company.................................  16,945      472,342
  Standard Register Company...............................   4,400      136,950
  Tennant Company.........................................   1,400       51,800
  Xerox Corporation.......................................  55,400    6,869,600
                                                                   ------------
                                                                     18,163,343
                                                                   ------------
Construction -- 0.2%
  Apogee Enterprises, Inc. ...............................   4,300       44,344
  Centex Corporation......................................   9,600      414,600
  Champion Enterprises Inc. (b)...........................   7,700      179,988
  Fleetwood Enterprises, Inc. ............................   5,400      199,800
  Granite Construction Incorporated.......................   4,350      140,831

DOMINI SOCIAL INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS--(Continued)
January 31, 1999 (unaudited)
--------------------------------------------------------------------------------

Issuer                                                     Shares     Value
------                                                     ------     -----

Construction -- Continued
  Kaufman & Broad Home Corporation........................   8,000 $    225,500
  Osmonics Inc. (b).......................................   2,100       18,638
  Rouse Company...........................................  11,500      271,688
  Sherwin-Williams Company................................  28,800      738,000
  Skyline Corporation.....................................   1,400       43,050
  TJ International, Inc. .................................   2,300       55,488
                                                                   ------------
                                                                      2,331,927
                                                                   ------------
Energy -- 1.3%
  Anadarko Petroleum Corporation..........................  19,800      535,838
  Apache Corporation......................................  15,800      304,150
  Atlantic Richfield Company..............................  54,000    3,098,250
  Consolidated Natural Gas Company........................  16,000      821,000
  Enron Corp .............................................  55,900    3,689,400
  Helmerich & Payne, Inc. ................................   7,800      136,988
  Oryx Energy Company (b).................................  17,700      215,719
  Pennzoil Company........................................   7,400       85,563
  Questar Corporation.....................................  13,200      220,275
  Rowan Companies, Inc. (b)...............................  13,900      122,494
  Santa Fe Energy Resources, Inc. (b).....................  16,900       98,231
  Sun Company, Inc. ......................................  15,500      544,438
  Union Pacific Resources Group, Inc. ....................  41,800      337,013
  Williams Companies......................................  72,200    2,382,600
                                                                   ------------
                                                                     12,591,959
                                                                   ------------
Financial Services -- 5.5%
  American Express Company................................  76,400    7,859,650
  Block (H & R), Inc. ....................................  16,700      732,713
  Dime Bancorp............................................  19,200      465,600
  Edwards (A.G.), Inc. ...................................  15,187      514,460
  Fannie Mae.............................................. 175,000   12,753,125
  Federal Home Loan Mortgage Corporation.................. 114,600    7,105,200

Issuer                                                     Shares     Value
------                                                     ------     -----

Financial Services -- Continued
  First Tennessee National Corporation....................  21,300 $    778,781
  FirstFed Financial Corp. (b)............................   3,400       54,188
  Golden West Financial...................................   9,500      891,813
  Household International, Inc. ..........................  81,246    3,569,746
  MBIA Inc. ..............................................  16,500    1,081,781
  MBNA Corporation........................................ 135,450    3,784,135
  Merrill Lynch & Co., Inc. ..............................  59,900    4,552,400
  Providian Financial Corporation.........................  23,900    2,409,419
  Schwab (Charles) Corporation............................  67,700    4,760,156
  Student Loan Marketing Association......................  27,500    1,211,719
  Transamerica Corporation................................  20,800    1,164,800
  Value Line, Inc. .......................................   1,500       58,125
                                                                   ------------
                                                                     53,747,811
                                                                   ------------
Foods & Beverages -- 6.1%
  Ben & Jerry's Homemade, Inc. (b)........................     600       14,400
  Bestfoods...............................................  48,200    2,425,063
  Campbell Soup Company...................................  75,200    3,529,700
  Coca-Cola Company....................................... 416,200   27,235,088
  Fleming Companies, Inc. ................................   6,000       53,625
  General Mills Incorporated..............................  25,800    2,165,588
  Heinz (H.J.) Company....................................  61,100    3,440,694
  Hershey Foods Corporation...............................  24,200    1,361,250
  Kellogg Company.........................................  68,500    2,799,938
  Nature's Sunshine Products, Inc. .......................   2,600       34,613
  Odwalla, Incorporated (b)...............................     500        3,375
  PepsiCo, Inc............................................ 247,700    9,675,781
  Quaker Oats Company.....................................  22,700    1,262,688
  Ralston Purina Company..................................  52,800    1,445,400
  Smucker (J.M.) Company..................................   4,600      115,000

DOMINI SOCIAL INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS--(Continued)
January 31, 1999 (unaudited)
--------------------------------------------------------------------------------

Issuer                                                     Shares     Value
------                                                     ------     -----

Foods & Beverages -- Continued
  SUPERVALU Inc. .........................................  20,200 $    554,238
  Sysco Corporation.......................................  56,400    1,536,900
  Tootsie Roll Industries, Inc. ..........................   5,054      227,746
  Wrigley (Wm.) Jr. Company...............................  19,700    1,844,413
                                                                   ------------
                                                                     59,725,500
                                                                   ------------
Health Care -- 8.9%
  Acuson Corporation (b)..................................   4,400       58,850
  ADAC Laboratories (b)...................................   3,000       66,188
  Allergan, Inc. .........................................  10,800      830,250
  ALZA Corporation (b)....................................  14,600      738,213
  Becton Dickinson and Company............................  41,600    1,487,200
  Bergen Brunswig Corporation.............................  16,336      457,408
  Biomet, Inc. (b)........................................  18,700      684,888
  Boston Scientific Corporation (b).......................  66,400    1,622,650
  Forest Laboratories, Inc. (b)...........................  13,300      614,294
  Guidant Corp............................................  50,600    2,982,238
  Humana Health Plans, Inc. (b)...........................  27,800      496,925
  IMS Health Inc. ........................................  55,200    2,021,700
  Johnson & Johnson....................................... 227,000   19,295,000
  Mallinckrodt, Inc. .....................................  11,500      401,781
  McKesson HBOC Inc.......................................  45,820    3,442,228
  Medtronic, Inc. ........................................  82,800    6,598,125
  Merck & Co., Inc. ...................................... 201,000   29,496,750
  Mylan Laboratories, Inc. ...............................  20,900      637,450
  Oxford Health Plans, Inc. (b)...........................  13,400      231,987
  Schering-Plough Corporation............................. 248,100   13,521,450
  St. Jude Medical Inc. (b)...............................  13,500      351,844
  Stryker Corporation.....................................  16,000      742,000
  Sunrise Medical Inc. (b)................................   3,500       27,781
  United American Healthcare Corporation (b)..............     800          950
                                                                   ------------
                                                                     86,808,150
                                                                   ------------

Issuer                                                     Shares     Value
------                                                     ------     -----

Household Goods -- 5.5%
  Alberto-Culver Company..................................   8,800 $    226,600
  Avon Products, Inc. ....................................  44,400    1,640,025
  Bassett Furniture Industries............................   1,800       39,937
  Black & Decker Corp.....................................  14,900      789,700
  Church & Dwight Co., Inc. ..............................   3,000      117,375
  Clorox Company..........................................  17,600    2,202,200
  Colgate-Palmolive Company...............................  49,400    3,973,612
  Enesco Group, Inc. .....................................   2,200       44,550
  Fedders Corporation.....................................   6,400       33,200
  Fort James Corp. .......................................  37,200    1,334,550
  Gillette Company........................................ 187,300   11,003,875
  Handleman Company (b)...................................   4,900       59,719
  Harman International Industries, Inc. ..................   2,930      123,060
  Hasbro, Inc. ...........................................  21,750      808,828
  Huffy Corporation.......................................   1,700       24,650
  Kimberly-Clark Corporation..............................  91,464    4,556,050
  Leggett & Platt.........................................  32,800      668,300
  Mattel, Inc. ...........................................  47,785    1,084,122
  Maytag Corporation......................................  14,700      928,856
  Newell Co. .............................................  27,000    1,122,188
  Oneida Ltd. ............................................   2,300       33,063
  Procter & Gamble Company................................ 224,000   20,356,000
  Rubbermaid Incorporated.................................  25,100      809,475
  Shaw Industries, Inc. ..................................  23,500      497,906
  Snap-On Incorporated....................................   9,850      334,900
  Stanley Works...........................................  14,200      357,662
  Thomas Industries Inc. .................................   2,200       40,425
  Whirlpool Corporation...................................  12,400      557,225
                                                                   ------------
                                                                     53,768,053
                                                                   ------------
Insurance -- 4.5%
  Aetna, Inc..............................................  23,870    2,151,284
  American General Corporation............................  42,662    3,042,334

DOMINI SOCIAL INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS--(Continued)
January 31, 1999 (unaudited)
--------------------------------------------------------------------------------

Issuer                                                     Shares     Value
------                                                     ------     -----

Insurance -- Continued
  American International Group, Inc. (b).................. 208,650 $ 21,477,910
  Chubb Corporation.......................................  27,300    1,603,875
  CIGNA Corporation.......................................  35,200    2,899,600
  Cincinnati Financial Corporation........................  27,585      908,581
  Hartford Steam Boiler Inspection and Insurance..........   4,550      171,762
  Jefferson-Pilot Corporation.............................  17,950    1,359,713
  Lincoln National Corp. .................................  16,900    1,407,981
  Marsh & McLennan Companies, Inc. .......................  43,450    2,731,919
  MGIC Investment Corp. ..................................  18,100      662,912
  ReliaStar Financial Corporation.........................  15,100      625,706
  SAFECO Corporation......................................  22,600      878,575
  St. Paul Companies, Inc. ...............................  38,864    1,141,630
  Torchmark Corporation...................................  23,300      764,531
  UNUM Corporation........................................  23,400    1,414,237
  Wesco Financial Corporation.............................   1,200      399,600
                                                                   ------------
                                                                     43,642,150
                                                                   ------------
Media -- 3.7%
  Banta Corporation.......................................   4,650      111,019
  Comcast Corporation.....................................  62,200    4,228,630
  Disney (Walt) Company................................... 345,900   11,414,700
  Dow Jones & Company.....................................  15,600      698,100
  Harcourt General........................................  11,600      556,800
  King World Productions, Inc. (b)........................  12,200      333,975
  Lee Enterprises, Inc. ..................................   7,200      201,600
  McGraw-Hill Companies...................................  16,400    1,773,250
  Media General, Inc......................................   4,200      210,000
  MediaOne Group, Inc. (b)................................ 102,500    5,746,406
  Meredith Corporation....................................   8,300      309,175

Issuer                                                     Shares     Value
------                                                     ------     -----

Media -- Continued
  New York Times Company..................................  30,400 $  1,043,100
  Scholastic Corporation (b)..............................   2,500      141,563
  Tele-Communications, Inc. (b)...........................  90,900    6,232,331
  Times Mirror Company....................................  14,000      770,875
  Viacom, Inc. (b)........................................  11,700      981,337
  Washington Post Company.................................   1,700      967,300
                                                                   ------------
                                                                     35,720,161
                                                                   ------------
Miscellaneous -- 0.8%
  American Greetings Corporation..........................  11,500      454,250
  Caraustar Industries, Inc. .............................   4,000      113,000
  Case Corporation........................................  11,700      221,569
  CPI Corp. ..............................................   1,400       37,012
  Cross (A.T.) Company....................................   2,300       14,662
  Deere & Company.........................................  40,200    1,309,012
  Gibson Greetings, Inc. (b)..............................   2,300       22,856
  Hillenbrand Industries, Inc. ...........................  11,000      517,000
  Hunt Manufacturing Co. .................................   1,600       18,300
  Ionics, Inc. (b)........................................   2,300       74,462
  Jostens, Inc. ..........................................   5,900      137,544
  Marriott International, Inc. ...........................  42,100    1,478,762
  Omnicom Group Inc. .....................................  28,400    1,817,600
  Polaroid Corporation....................................   7,100      121,144
  Service Corporation International.......................  45,800      727,075
  Toro Company............................................   1,800       62,550
  Vincam Group, Inc. (The)................................   2,100       38,062
  Whitman Corporation.....................................  16,200      315,900
                                                                   ------------
                                                                      7,480,760
                                                                   ------------
Miscellaneous Manufacturing -- 0.9%
  Applied Materials, Inc. (b).............................  62,300    3,936,581
  Brady (W.H.) Co. .......................................   3,500       95,375

DOMINI SOCIAL INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS--(Continued)
January 31, 1999 (unaudited)
--------------------------------------------------------------------------------

Issuer                                                     Shares     Value
------                                                     ------     -----

Miscellaneous Manufacturing -- Continued
  CLARCOR Inc. ...........................................   3,850 $     79,406
  Crown Cork & Seal Company, Inc. ........................  20,400      646,425
  Dionex Corporation (b)..................................   3,500      135,187
  Fastenal Company........................................   6,000      231,375
  Gerber Scientific Inc. .................................   3,600       69,075
  Graco Inc. .............................................   3,375       82,687
  Illinois Tool Works Inc. ...............................  42,300    2,551,219
  Isco, Inc. .............................................     800        4,700
  Lawson Products, Inc. ..................................   1,600       34,800
  Milcron Inc. ...........................................   6,200      121,287
  Millipore Corporation...................................   7,100      216,994
  Nordson Corporation.....................................   2,400      153,000
  Watts Industries........................................   4,200       61,425
  Wellman, Inc. ..........................................   4,900       46,856
                                                                   ------------
                                                                      8,466,392
                                                                   ------------
Resource Development -- 1.2%
  Air Products & Chemicals, Inc. .........................  38,500    1,294,563
  Aluminum Company of America.............................  30,900    2,584,013
  Battle Mountain Gold Company (b)........................  37,900      139,756
  Cabot Corporation.......................................  11,100      278,888
  Calgon Carbon Corporation...............................   6,200       39,525
  Catalytica Inc. (b).....................................   4,500       66,375
  Consolidated Papers, Inc. ..............................  14,600      338,538
  Cyprus Amax Minerals Company............................  14,900      142,481
  Echo Bay Mines Ltd (b)..................................  23,200       39,150
  Fuller (H.B.) Company...................................   2,200       94,600
  IMCO Recycling Inc. ....................................   2,300       28,175
  Inland Steel Industries, Inc. ..........................   6,400       96,800
  Mead Corporation........................................  17,000      486,625
  Morton International, Inc. .............................  20,600      533,025
  Nalco Chemical Company..................................  10,400      286,000
  Nucor Corporation.......................................  14,550      712,950
  Praxair, Inc. ..........................................  26,200      846,588

Issuer                                                     Shares     Value
------                                                     ------     -----

Resource Development -- Continued
  Sigma-Aldrich Corporation...............................  16,700 $    475,950
  Westvaco Corporation....................................  16,800      370,650
  Worthington Industries, Inc. ...........................  15,000      208,125
                                                                   ------------
                                                                      9,062,777
                                                                   ------------
Retail -- 11.7%
  Albertson's, Inc. ......................................  41,500    2,531,500
  American Stores Companies...............................  46,400    1,682,000
  Bob Evans Farms, Inc. ..................................   6,700      155,775
  Charming Shoppes, Inc. (b)..............................  15,600       57,525
  Circuit City Stores, Inc. ..............................  16,700      922,675
  Claire's Stores, Inc. ..................................   8,100      159,975
  Costco Companies Inc. (b)...............................  36,515    3,026,181
  CVS Corporation.........................................  65,500    3,586,125
  Dayton Hudson Corporation...............................  74,200    4,730,250
  Dillard Department Stores, Inc. ........................  17,700      439,181
  Dollar General Corporation..............................  34,081      849,895
  Egghead, Inc. (b).......................................   3,800       64,600
  Gap, Inc. (The).........................................  97,725    6,272,724
  Great Atlantic & Pacific Tea Company, Inc. .............   6,100      203,587
  Hannaford Bros. Co. ....................................   6,800      320,450
  Home Depot, Inc. ....................................... 261,598   15,793,979
  Kmart Corporation (b)...................................  82,700    1,452,419
  Kroger Co. (b)..........................................  43,100    2,736,850
  Lands' End, Inc. (b)....................................   4,700      152,162
  Lillian Vernon Corporation..............................   1,500       22,219
  Limited, Inc. (The).....................................  39,000    1,330,875
  Longs Drug Stores Corporation...........................   6,200      237,537
  Lowe's Companies, Inc. .................................  59,500    3,469,594
  Luby's Cafeterias, Inc. ................................   3,700       57,119
  May Department Stores Company...........................  39,400    2,378,775

DOMINI SOCIAL INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS--(Continued)
January 31, 1999 (unaudited)
--------------------------------------------------------------------------------

Issuer                                                     Shares     Value
------                                                     ------     -----

Retail -- Continued
  McDonald's Corporation.................................. 114,300 $  9,008,269
  Men's Wearhouse Inc. (b)................................   5,000      148,125
  Meyer Fred, Inc. (b)....................................  26,000    1,625,000
  Nordstrom, Inc..........................................  24,800    1,032,300
  Penney (J.C.) Company, Inc..............................  42,700    1,673,306
  Pep Boys -- Manny, Moe & Jack...........................  10,300      162,225
  Ruby Tuesday, Inc. .....................................   5,200      103,675
  Ryan's Family Steakhouse, Inc. (b)......................   6,300       87,019
  Sears, Roebuck and Co. .................................  64,900    2,604,112
  Staples, Inc. (b).......................................  78,900    2,258,512
  Starbucks Corporation (b)...............................  14,900      775,731
  Tandy Corporation.......................................  16,400      885,600
  TCBY Enterprises, Inc...................................   3,200       19,200
  TJX Companies, Inc......................................  54,500    1,611,156
  Toys "R' Us, Inc. (b)...................................  43,520      652,800
  Wal-Mart Stores, Inc....................................  21,800      111,725
  Walgreen Company........................................  84,100    5,256,250
  Wal-Mart Stores, Inc.................................... 380,300   32,705,800
  Wendys International Inc. ..............................  20,400      485,775
  Whole Foods Market, Inc. (b)............................   4,100      131,456
  Wild Oats Markets, Inc. (b).............................   2,100       50,531
                                                                   ------------
                                                                    114,022,539
                                                                   ------------
Technology -- 33.2%
  3Com Corporation (b)....................................  60,100    2,824,700
  Adaptec Inc (b).........................................  17,700      409,312
  Advanced Micro Devices, Inc. (b)........................  24,100      552,794
  AirTouch Communications, Inc. (b).......................  96,500    9,318,281
  American Power Conversion (b)...........................  15,900      812,888
  Analog Devices, Inc. (b)................................  27,000      803,250

Issuer                                                     Shares     Value
------                                                     ------     -----

Technology -- Continued
  Apple Computer, Inc. (b)................................  22,400 $    922,600
  AT&T Corporation........................................ 304,900   27,669,675
  Ault Inc. (b)...........................................     500        4,062
  Autodesk, Inc. .........................................   7,400      326,987
  Automatic Data Processing, Inc.......................... 102,100    4,345,631
  Avnet, Inc..............................................   6,100      274,119
  Baldor Electric Company.................................   5,900      116,894
  Broderbund Software Inc. (b)............................  36,400    1,699,425
  Ceridian Corp. (b)......................................  12,000      952,500
  Cisco Systems, Inc. (b)................................. 266,650   29,748,141
  Citizens Utilities Company..............................  43,067      336,461
  Compaq Computer Corporation............................. 286,988   13,667,804
  Computer Associates International, Inc. ................  92,800    4,698,000
  Cooper Industries, Inc..................................  18,600      770,737
  Dell Computer Corp. (b)................................. 215,000   21,500,000
  EMC Corp. Mass (b)......................................  84,700    9,221,712
  Emerson Electric Company................................  74,300    4,323,331
  Grainger (W.W.), Inc....................................  15,900      647,925
  Hewlett-Packard Company................................. 175,100   13,723,462
  Hubbell Incorporated....................................  10,660      390,422
  Hutchinson Technology (b)...............................   3,100      142,987
  Inprise Corp. (b).......................................   7,900       40,487
  Intel Corporation....................................... 281,400   39,659,812
  LSI Logic (b)...........................................  23,500      655,062
  Lucent Technologies, Inc. .............................. 222,000   24,988,875
  Merix Corporation (b)...................................     600        3,619
  Micron Technology, Inc. (b).............................  36,000    2,812,500
  Microsoft Corporation (b)............................... 421,000   73,675,000
  Molex Incorporated......................................  25,937      770,005
  National Semiconductor Corporation (b)..................  27,600      357,075

DOMINI SOCIAL INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS--(Continued)
January 31, 1999 (unaudited)
--------------------------------------------------------------------------------

Issuer                                                     Shares     Value
------                                                     ------     -----

Technology -- Continued
  Novell Inc. (b).........................................  59,100 $  1,204,162
  PeopleSoft, Inc.........................................  39,000      772,687
  Perkin-Elmer Corporation................................   8,400      798,525
  QRS Corporation (b).....................................   1,200       60,000
  Raychem Corporation.....................................  13,100      329,137
  Scientific Atlanta Inc. ................................  12,300      382,837
  Shared Medical Systems Corporation......................   4,100      192,700
  Solectron Corporation (b)...............................  19,900    1,772,344
  Sprint Corporation......................................  72,700    6,097,712
  Sun Microsystems, Inc. (b)..............................  64,200    7,174,350
  Symantic Corporation....................................   9,300      190,069
  Tektronix, Inc. ........................................   7,700      194,906
  Tellabs, Inc. (b).......................................  32,800    2,812,600
  Texas Instruments, Inc. ................................  65,900    6,515,862
  Thomas & Betts Corporation..............................   9,200      406,525
  Xilinx, Inc. (b)........................................  12,000      996,000
                                                                   ------------
                                                                    323,066,951
                                                                   ------------
Transportation -- 1.1%
  Airborne Freight Corporation............................   7,800      273,000
  Alaska Air Group, Inc. (b)..............................   4,100      206,537
  AMR Corporation (b).....................................  30,700    1,803,625
  Consolidated Freightways Corporation (b)................   3,100       49,600
  Delta Air Lines, Inc. ..................................  24,800    1,353,150
  FDX Holding Corporation (b).............................  24,900    2,034,019
  GATX Corporation........................................   8,000      297,500
  Norfolk Southern Corporation............................  64,000    1,764,000
  Roadway Express, Inc. ..................................   2,800       46,375
  Ryder System, Inc. .....................................  11,500      280,312
  Southwest Airlines Co. .................................  56,850    1,527,844
  UAL Corporation (b).....................................   9,600      597,600
  Yellow Corporation (b)..................................   3,700       66,369
                                                                   ------------
                                                                     10,299,931
                                                                   ------------

Issuer                                                     Shares     Value
------                                                     ------     -----

Utilities -- 7.6%
  AGL Resources Inc.......................................   9,000 $    181,125
  American Water Works, Inc...............................  13,500      400,781
  Ameritech............................................... 186,300   12,132,787
  Aquarion Company........................................   1,100       42,419
  Bell Atlantic Corporation............................... 262,022   15,721,320
  BellSouth Corporation................................... 330,200   14,735,175
  CalEnergy Company, Inc. (b).............................   9,600      306,000
  Cleco Corporation.......................................   3,500      110,250
  Connecticut Energy Corporation..........................   1,500       40,594
  Eastern Enterprises.....................................   3,400      136,850
  El Paso Energy Corporation..............................  20,000      660,000
  Energen Corporation.....................................   4,600       78,487
  Equitable Resources, Inc. ..............................   5,900      153,769
  Frontier Corporation....................................  28,600    1,033,175
  Idaho Power Company.....................................   6,000      197,250
  KeySpan Energy..........................................  26,400      714,450
  LG&E Energy Corp........................................  21,700      572,337
  MCN Corporation.........................................  12,600      223,650
  New Century Energies, Inc. .............................  19,100      840,400
  NICOR Inc. .............................................   7,800      300,787
  Northwest Natural Gas Co. ..............................   3,900       91,650
  Northwestern Corp. .....................................   3,600       95,850
  Oklahoma Gas and Electric Company.......................  12,900      326,531
  Peoples Energy Corporation..............................   5,500      189,750
  Potomac Electric Power Company..........................  19,900      463,919
  SBC Communications Inc. ................................ 330,258   17,833,932
  Sonat Inc. .............................................  18,300      471,225
  Telephone and Data Systems, Inc. .......................  10,200      543,150
  U S West Communications Group (b).......................  84,741    5,227,459

DOMINI SOCIAL INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS -- (Continued)
January 31, 1999 (unaudited)
--------------------------------------------------------------------------------

Issuer                                                     Shares     Value
------                                                     ------     -----

Utilities -- Continued
  Washington Gas Light Company............................   7,500 $    180,000
                                                                   ------------
                                                                     74,005,072
                                                                   ------------
Vehicle Components -- 0.4%
  Cooper Tire and Rubber Company..........................  12,400      265,825
  Cummins Engine Company, Inc. ...........................   6,900      262,200
  Dana Corporation........................................  27,700    1,139,162
  Federal-Mogul Corporation...............................  11,000      651,750
  Genuine Parts Company...................................  30,000      956,250
  Modine Manufacturing Company............................   4,600      132,250
  Smith (A.O.) Corporation................................   3,700       88,800

Issuer                                                     Shares     Value
------                                                     ------     -----

Vehicle Components -- Continued
  Spartan Motors, Inc. (b)................................   1,700 $     10,200
  SPX Corporation.........................................   4,916      347,779
                                                                   ------------
                                                                      3,854,216
                                                                   ------------
  Total Investments(a) -- 99.7%................................... $969,818,253
  Other Assets, less liabilities -- 0.3%..........................    2,903,137
                                                                   ------------
  Net Assets -- 100.0%............................................ $972,721,390
                                                                   ============

--------
(a) The aggregate cost for book and federal income tax purposes is $646,719,849, the aggregate gross unrealized appreciation is $336,191,769, and the aggregate gross unrealized depreciation is $13,093,365, resulting in net unrealized appreciation of $323,098,404.
(b) Non-income producing security.

DOMINI SOCIAL INDEX PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
January 31, 1999 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investments at value (Cost $646,719,849)........................  $969,818,253
  Cash............................................................     9,651,113
  Dividends receivable............................................       860,644
                                                                    ------------
   Total assets...................................................   980,330,010
                                                                    ------------
LIABILITIES:
  Payable for securities purchased................................     7,262,726
  Accrued expenses (Note 2).......................................       345,894
                                                                    ------------
   Total liabilities..............................................     7,608,620
                                                                    ------------
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS..........  $972,721,390
                                                                    ============


                       See Notes to Financial Statements

DOMINI SOCIAL INDEX PORTFOLIO
STATEMENT OF OPERATIONS
Six months ended January 31, 1999 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign withholding tax of
   $192)...........................................              $  4,133,933
                                                                 ------------
EXPENSES:
  Management fee (Note 2)..........................                   732,324
  Professional fees................................                    40,239
  Custody fees (Note 3)............................                   151,869
  Trustee fees.....................................                     2,000
  Miscellaneous....................................                     2,365
                                                                 ------------
  Total expenses...................................                   928,797
    Fees paid indirectly...........................                  (139,159)
    Expenses paid and fee waived by manager........                   (59,667)
                                                                 ------------
    Net expenses...................................                   729,971
                                                                 ------------
NET INVESTMENT INCOME..............................                 3,403,962
Net realized gain on investments
  Proceeds from sales.............................. $ 56,957,056
  Cost of securities sold..........................   47,479,386
                                                    ------------
    Net realized gain on investments...............                 9,477,670
Net changes in unrealized appreciation of
 investments
  Beginning of period.............................. $175,720,768
  End of period....................................  323,098,404
                                                    ------------
    Net change in unrealized appreciation..........               147,377,636
                                                                 ------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS........................................              $160,259,268
                                                                 ============


                       See Notes to Financial Statements

DOMINI SOCIAL INDEX PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                    Six Months
                                                      Ended
                                                 January 31, 1999  Year Ended
                                                   (unaudited)    July 31, 1998
                                                 ---------------- -------------
INCREASE (DECREASE) IN NET ASSETS
From Operations:
  Net investment income.........................   $  3,403,962   $  4,628,319
  Net realized gain on investments..............      9,477,670      4,836,426
  Net change in unrealized appreciation of
   investments..................................    147,377,636     84,559,360
                                                   ------------   ------------
    Net Increase in Net Assets Resulting from
     Operations.................................    160,259,268     94,024,105
                                                   ------------   ------------
Transactions in Investors' Beneficial Interest:
  Additions.....................................    176,349,371    267,044,708
  Reductions....................................     (6,122,884)   (11,192,148)
                                                   ------------   ------------
    Net Increase in Net Assets from Transactions
     in Investors' Beneficial Interests.........    170,226,487    255,852,560
                                                   ------------   ------------
      Total Increase in Net Assets..............    330,485,755    349,876,665
NET ASSETS:
  Beginning of period...........................    642,235,635    292,358,970
                                                   ------------   ------------
  End of period.................................   $972,721,390   $642,235,635
                                                   ============   ============

-------------------------------------------------------------------------------

                           Six Months
                              Ended                          Year Ended
                           January 31,           ---------------------------------------------------------------
                              1999               July 31,            July 31,       July 31,            July 31,
                           (unaudited)             1998                1997           1996                1995
                           -----------           --------            --------       --------            --------
FINANCIAL HIGHLIGHTS
  Net Assets (000's)......  $972,721             $642,236            $292,359       $100,401            $54,003
  Ratio of net investment
   income to average net
   assets.................      0.92%(/1/)           1.05%(/2/)          1.34%          1.48%(/4/)         1.85%(/5/)
  Ratio of expenses to
   average net assets.....      0.23%(/1/)(/3/)      0.24%(/2/)(/3/)     0.29%(/3/)     0.59%(/3/)(/4/)    0.43%(/5/)
  Portfolio turnover
   rate...................         8%                   5%                  1%             5%                 6%

-------------------------------------------------------------------------------
(/1/) Reflects a voluntary expense reimbursement and fee waiver of 0.02% the Manager. Had the manager not waived their fee and reimbursed expenses, the annualized ratios of net investment income and expense to average net assets for the six months ended January 31, 1999 would have been 0.90% and 0.25%, respectively.
(/2/) Reflects a waiver of 0.01% of fees by the Manager due to limitations set forth in the Management Agreement. Had the Manager not waived their fees, the ratios of net investment income and expenses to average net assets for the year ended July 31, 1998 would have been 1.04% and 0.25%, respectively.
(/3/) Ratio of expenses to average net assets for the years ended July 31, 1998, 1997 and 1996 include indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 0.20%, 0.25% and 0.50% for the years ended July 31, 1998, 1997 and 1996, respectively and 0.20% for the six months ended January 31, 1999.
(/4/) Had the Expense Payment Agreement and Sponsor Arrangement not been in place, the ratios of net investment income and expense for the years ended July 31, 1996 would have been 1.14% and 0.85% respectively.
(/5/) Reflects a voluntary waiver of fees by the Administrator and Adviser due to the limitations set forth in the Expense Reimbursement Agreement. Had the Administrator and Adviser not waived their fees, the ratios of net investment income and expenses to average net assets for the year ended July 31, 1995 would have been 1.75% and 0.53% respectively.

                       See Notes to Financial Statements

DOMINI SOCIAL INDEX PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
January 31, 1999 (unaudited)
-------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. Domini Social Index Port-folio (the "Index Portfolio") is registered under the Investment Company Act of 1940 (the "Act") as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on June 7, 1989. The Index Portfolio intends to correlate its investment port-folio as closely as is practicable with the Domini 400 Social Index (the "In-dex"), which is a common stock index developed and maintained by Kinder, Lydenberg, Domini & Co., Inc. ("KLD"). The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Index Portfolio. The Index Portfolio commenced operations upon effectiveness on Au-gust 10, 1990 and began investment operations on June 3, 1991.

  The preparation of financial statements in conformity with generally ac-cepted accounting principles requires management to make estimates and assump-tions that affect the reported amounts of assets and liabilities and disclo-sure of contingent assets and liabilities at the date of the financial state-ments and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Index Portfolio's significant accounting policies.

  (A) Valuation of Investments: The Index Portfolio values securities at the last reported sale price, or at the last reported bid price if no sales are reported.

  (B) Dividend Income: Dividend income is reported on the ex-dividend date.

  (C) Federal Taxes: The Index Portfolio will be treated as a partnership for U.S. federal income tax purposes and is therefore not subject to U.S. federal income tax. As such, each investor in the Index Portfolio will be taxed on its share of the Index Portfolio's ordinary income and capital gains. It is in-tended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

  (D) Other: Investment transactions are accounted for on the trade date. Gains and losses are determined on the basis of identified cost.

2. TRANSACTIONS WITH AFFILIATES.

  (A) Manager. Domini Social Investments LLC ("DSIL" or the "Manager") is reg-istered as an investment adviser under the Investment Advisers Act of 1940. The services provided by the Manager consist of investment supervisory servic-es, overall operational support and administrative services. The administra-tive services include the provision of general office facilities and supervis-ing the overall administration of the Index Portfolio. For its services under the Management Agreement, the Manager receives from the Index Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.20%. Currently, DSIL is waiving its fee to the extent necessary to keep aggregate annual oper-ating expenses of the Index Portfolio (excluding brokerage fees and commis-sions, interest, taxes and other extraordinary expenses) at no greater than 0.20% of the average daily net assets of the Index Portfolio. This fee waiver is voluntary and may be reduced or terminated at any time.

DOMINI SOCIAL INDEX PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- (Continued)
January 31, 1999 (unaudited)
-------------------------------------------------------------------------------


  (B) Submanager. Mellon Equity provides investment submanagement services to the Index Portfolio on a day-to-day basis pursuant to a Submanagement Agree-ment with DSIL. Mellon Equity does not determine the composition of the Domini Social Index. Under the Submanagement Agreement, DSIL pays Mellon Equity an investment submanagement fee equal, on an annual basis, to 0.10% of the aver-age daily net assets of the Portfolio.

  (C) Prior Advisory, Management, Sponsorship and Administrative
Agreements. Prior to October 22, 1997, pursuant to an investment advisory agreement, KLD served as investment adviser to the Index Portfolio and fur-nished continuously an investment program by determining the stocks to be in-cluded in the Index. KLD received from the Index Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.025% of the Portfolio's average daily net assets. Additionally, prior to October 22, 1997, pursuant to a man-agement agreement, Mellon Equity served as investment manager and managed the assets of the Portfolio on a daily basis. Prior to October 22, 1997, pursuant to a sponsorship agreement, KLD furnished administrative services for the Portfolio. KLD received from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.025% of the average daily net assets of the Portfolio for administrative services. Prior to November 6, 1996, pursuant to an administrative services agreement, Signature Broker-Dealer Services, Inc. served as the administrator of the Portfolio. Prior to October 22, 1997, management and administration fees with respect to the Portfolio were equal to 0.15% of the Index Portfolio's average daily net assets for its then current fiscal year.

3. INVESTMENT TRANSACTIONS. Purchase and sales of investments, other than U.S. Government securities and short-term obligations, for the six months ended January 31, 1999 aggregated $227,916,978 and $56,957,056, respectively. Cus-tody fees of the Portfolio were reduced by $139,159 which was compensation for uninvested cash left on deposit with the custodian. Cash balances could have been employed to earn additional income for the Portfolio.

DOMINI INSTITUTIONAL SOCIAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
January 31, 1999 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
 Investments in Domini Social Index Portfolio, at value (Note 1)..  $136,141,418
                                                                    ------------
LIABILITIES:
 Accrued expenses.................................................        58,236
                                                                    ------------
NET ASSETS........................................................  $136,083,182
                                                                    ============
NET ASSETS CONSIST OF:
 Paid-in capital..................................................  $ 82,278,485
 Undistributed net investment income..............................       182,502
 Accumulated net realized gain from Portfolio.....................       495,292
 Net unrealized appreciation from Portfolio.......................    53,126,903
                                                                    ------------
                                                                    $136,083,182
                                                                    ============
Shares outstanding................................................     6,451,361
                                                                    ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
 ($136,083,182 /6,451,361 ).......................................        $21.09
                                                                          ======



                       See Notes to Financial Statements

DOMINI INSTITUTIONAL SOCIAL EQUITY FUND
STATEMENT OF OPERATIONS
Six months ended January 31, 1999 (unaudited)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME FROM DOMINI SOCIAL INDEX PORTFOLIO:
 Investment income from Portfolio................................... $  662,070
 Expenses from Portfolio............................................    116,240
                                                                     ----------
   Net investment income from Portfolio.............................    545,830
EXPENSES:
 Sponsor fee (Note 2)...............................................    147,589
 Trustees fees......................................................      1,862
 Printing...........................................................      4,492
 Registration fees..................................................      8,257
 Professional fees..................................................     16,274
 Transfer agent fees (Note 2).......................................     37,062
 Accounting fees....................................................      4,500
 Miscellaneous......................................................      4,507
                                                                     ----------
   Total Expenses...................................................    224,543
   Expenses Reimbursed and Fees Waived..............................   (166,307)
                                                                     ----------
                                                                         58,236
                                                                     ----------
NET INVESTMENT INCOME...............................................    487,594
NET REALIZED AND UNREALIZED GAIN FROM PORTFOLIO:
 Net realized gain from Portfolio...................................  1,559,734
 Net change in unrealized appreciation from Portfolio............... 21,571,685
                                                                     ----------
 Net realized and unrealized gain from Portfolio.................... 23,131,419
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................ 23,619,013
                                                                     ==========




                       See Notes to Financial Statements

DOMINI INSTITUTIONAL SOCIAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                 Six months Ended
                                                 January 31, 1999  Year Ended
                                                   (unaudited)    July 31, 1998
                                                 ---------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
From Operations:
  Net investment income.........................        487,594   $    864,582
  Net realized gain from Portfolio..............      1,559,734        983,271
  Net change in unrealized appreciation from
   Portfolio....................................     21,571,685     16,852,441
                                                   ------------   ------------
    Net Increase in Net Assets from Operations..     23,619,013     18,700,294
                                                   ------------   ------------
Distributions and Dividends:
  Dividends to shareholders from net investment
   income.......................................       (488,776)      (756,212)
  Distributions to shareholders from net
   realized gain................................     (2,012,581)      (140,033)
                                                   ------------   ------------
    Net Decrease in Net Assets from
     Distributions and Dividends................    (2,501,357)       (896,245)
                                                   ------------   ------------
Capital Share Transactions:
  Proceeds from sale of shares..................      7,610,076     34,548,379
  Net asset value of shares issued in
   reinvestment of distributions and dividends..      2,306,767        705,891
  Payments for shares redeemed..................    (11,272,080)    (8,004,515)
                                                   ------------   ------------
    Net increase in Net Assets from Capital
     Share Transactions.........................     (1,355,237)    27,249,755
                                                   ------------   ------------
     Total increase in Net Assets...............     19,762,419     45,053,804
NET ASSETS:
  Beginning of period...........................    116,320,763     71,266,959
                                                   ------------   ------------
  End of period (including undistributed net
   investment income of $182,502 and $183,684,
   respectively)................................   $136,083,182   $116,320,763
                                                   ============   ============
OTHER INFORMATION
Share Transactions:
  Sold..........................................        431,391      2,131,365
  Issued in reinvestment of distributions and
   dividends....................................        117,847         45,030
  Redeemed......................................       (606,022)      (513,453)
                                                   ------------   ------------
  Net increase..................................        (56,784)     1,662,942
                                                   ============   ============

--------------------------------------------------------------------------------


                       See Notes to Financial Statements

DOMINI INSTITUTIONAL SOCIAL EQUITY FUND
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                             Six Months ended                 Year                   Year           For the period
                             January 31, 1999                 ended                  ended        May 30, 1996/1/ to
                               (Unaudited)                July 31, 1998          July 31, 1997      July 31, 1996
                             ----------------             -------------          -------------    ------------------
For a share outstanding for
 the Period:
Net asset value, beginning
 of period..................     $  17.87                   $  14.71                $  9.60            $ 10.00
                                 --------                   --------                -------            -------
Income (loss) from
 investment operations:
  Net investment income:             0.11                       0.15                   0.13               0.02
  Net realized and
   unrealized gain (loss) on
   investments..............         3.54                       3.17                   5.11              (0.41)
                                 --------                   --------                -------            -------
    Total income (loss) from
     investment operations..         3.65                       3.32                   5.24              (0.39)
                                 --------                   --------                -------            -------
Less distributions and
 dividends:
  Dividends to shareholders
   from net investment
   income...................        (0.11)                     (0.13)                 (0.13)             (0.01)
  Distributions to
   shareholders from net
   realized gains...........        (0.32)                     (0.03)                 (0.00)(/2/)          --
                                 --------                   --------                -------            -------
    Total distributions and
     dividends..............        (0.43)                     (0.16)                 (0.13)             (0.01)
                                 --------                   --------                -------            -------
Net asset value, end of
 period.....................     $  21.09                   $  17.87                $ 14.71            $  9.60
                                 ========                   ========                =======            =======
Total return................        39.34%                     22.74%                  54.9%              (3.9)%
Ratios/Supplemental data:
  Net assets, end of period
   (000's omitted)..........     $136,083                   $116,321                $71,267            $17,972
  Ratio of net investment
   income to average net
   assets...................         0.83%(/3/)(/4/)(/6/)       0.96%(/3/)(/4/)        1.25%(/5/)         1.42%(/5/)(/6/)
  Ratio of expenses to
   average net assets.......         0.30%(/3/)(/4/)(/6/)       0.30%(/3/)(/4/)        0.33%(/5/)         0.52%(/5/)(/6/)

-------------------------------------------------------------------------------
(/1/Commencement)of operations.
(/2/Distribution)was less than $0.005.
(/3/Reflects)a waiver of fees and expenses paid by the Sponsor due to limitations set forth in the Sponsorship Agreement. Had the Sponsor not waived their fees and reimbursed expenses, the ratios of net investment income and expenses to average net assets for the year ended July 31, 1998 would have been 0.65% and 0.61%, respectively, and 0.55% and 0.58%, respectively for the six months ended January 31, 1999.
(/4/Reflects)a waiver of expenses by the Manager of the Index Portfolio. Had the Manager not waived their fees, the ratios of net investment income and expenses to average net assets for the year ended July 31, 1998 would have been 0.66% and 0.62%, respectively, and 0.57% and 0.60%, respectively for the six months ended January 31, 1999.
(/5/Total)expenses include expenses paid by the administrator or sponsor in excess of expense payment and sponsor fees. Had these expenses not been paid by the administrator or sponsor, the ratios of net investment income and expenses to average net assets for the periods ended July 31, 1997 and 1996 would have been 0.93% and 0.65%, and 1.15% and 0.97%, respectively.
(/6/Annualized.)

                       See Notes to Financial Statements

DOMINI INSTITUTIONAL SOCIAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
January 31, 1999 (unaudited)
-------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES. Domini Institutional Social Equity Fund (the "Fund") is a series of Domini Institutional Trust and is registered as an open-end management investment company under the Investment Company Act of 1940. The Fund invests substantially all of its assets in the Domini Social Index Portfolio (the "Portfolio"), an open-end, diversified management invest-ment company having the same investment objective as the Fund. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 18.1% at July 31, 1998). The financial state-ments of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund commenced operations on May 30, 1996.

  The preparation of financial statements in conformity with generally ac-cepted accounting principles requires management to make estimates and assump-tions that affect the reported amounts of assets and liabilities and disclo-sure of contingent assets and liabilities at the date of the financial state-ments and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund's significant accounting policies.

  A. Valuation of Investments. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

  B. Investment Income and Dividends to Shareholders. The Fund earns income daily, net of Portfolio expenses, on its investments in the Portfolio. Divi-dends to shareholders are declared and paid quarterly from net investment in-come. Distributions to shareholders of net realized capital gains, if any, are made annually.

  C. Federal Taxes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to dis-tribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for fed-eral income or excise tax is necessary.

  D. Other. All net investment income and realized and unrealized gains and losses of the Portfolio are allocated daily pro rata among the Fund and the other investors in the Portfolio.

2. TRANSACTIONS WITH AFFILIATES.

  A. Manager. The Index Portfolio has retained Domini Social Investments LLC ("DSIL" or the Manager) to serve as investment manager and administrator. The services provided by DSIL consist of investment supervisory services, overall operational support and administrative services, including the provision of general office facilities and supervising the overall administration of the Portfolio. For its services under the Management Agreement, the Manager re-ceives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.20% of the Index Portfolio's average daily net assets. Cur-rently, DSIL is waiving its fee to the extent necessary to keep the aggregate annual operating expenses of the Index Portfolio (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses) at no greater than 0.20% of the average daily net assets of the Index Portfolio. This waiver is voluntary and may be reduced or terminated at any time. For the six months ended January 31, 1999, DSIL waived its management fees totalling $59,667.

  B. Submanager. Mellon Equity provides investment submanagement services to the Portfolio on a day-to-day basis pursuant to a Submanagement Agreement with DSIL. Mellon Equity does not

DOMINI INSTITUTIONAL SOCIAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS -- (Continued)
January 31, 1999 (unaudited)
-------------------------------------------------------------------------------
determine the composition of the Domini Social Index. Under the Submanagement Agreement, DSIL pays Mellon Equity an investment submanagement fee equal on an annual basis to 0.10% of the average daily net assets of the Portfolio.

  C. Sponsor. Pursuant to a Sponsorship Agreement, DSIL provides the Fund with the administrative personnel and services necessary to operate the Fund. In addition to general administrative services and facilities for the Fund simi-lar to those provided by DSIL to the Index Portfolio under the Management Agreement, DSIL answers questions from the general public and the media re-garding the composition of the Domini Social Index and the securities holdings of the Index Portfolio. For these services and facilities, DSIL receives fees computed and paid monthly from the Fund at an annual rate equal to 0.25% of the average daily net assets of the Fund. Currently, DSIL is reducing its fee to the extent necessary to keep the aggregate annual operating expenses of the Fund (including the Fund's share of the Portfolio's expenses but excluding brokerage fees and commissions, interest, taxes and other extraordinary ex-penses) at no greater than 0.30% of the average daily net assets of the Fund. This waiver is voluntary and may be reduced or terminated at any time. For the six months ended January 31, 1999, DSIL waived its sponsorship fee and reim-bursed expenses in the amount of $166,307.

  D. Prior Advisory and Management Agreements. Prior to October 22, 1997, Kinder, Lydenberg, Domini & Co. ("KLD"), as the Index Portfolio's former in-vestment adviser, received from the Portfolio a fee accrued daily and paid monthly at annual rate equal to 0.025% of the Index Portfolio's average daily net assets. Additionally, prior to October 22, 1997, pursuant to a sponsorship agreement, KLD furnished administrative services for the Portfolio. KLD re-ceived from the Index Portfolio a fee accrued daily and paid monthly at an an-nual rate equal to 0.025% of the average daily net assets of the Index Portfo-lio. Prior to October 22, 1997, the Index Portfolio paid Mellon Equity an in-vestment management fee equal on an annual basis to 0.10% of the average daily net assets of the Portfolio. Prior to October 22, 1997, Signature, as the Fund's former Administrator, received a fee accrued daily and paid monthly at an annual rate equal to 0.045% of the average daily net assets of the Fund.

  E. Other. Certain officers of the Fund are also officers of the transfer agent, FSSI. Total fees paid to FSSI for the six months ended January 31, 1999 were approximately $37,000.

3. INVESTMENT TRANSACTIONS. Additions and reductions in the Fund's investment in the Portfolio for the six months ended January 31, 1999 aggregated $111,856,572 and $92,080,959, respectively.

            [LOGO OF DOMINI SOCIAL INVESTMENTS]


            P.O. Box 959
            New York, NY 10159-0959
            800-582-6757
            http://www.domini.com

            Portfolio Investment           Custodian:
            Manager                        Investors Bank &
            and Fund Sponsor:               Trust Company
            Domini Social                  Boston, MA
             Investments, LLC
            11 West 25th Street, 7th       Independent Auditors:
             Floor                         KPMG Peat Marwick LLP
            New York, NY 10010             Boston, MA

            Portfolio Investment           Legal Counsel:
            Submanager:                    Bingham Dana LLP
            Mellon Equity Associates       Boston, MA
            Pittsburgh, PA

            Distributor:                   Transfer Agent:
            Signature Broker-Dealer        FSSI
             Services, Inc.                New York, NY
            Boston, MA 02116
            800-762-6814